UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2010
Date of Report (Date of earliest event reported)

GENEVA RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-32593	98-0441019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(775) 348-9330
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD

Item 7.01     Regulation FD Disclosure.

On November 29, 2007, Geneva Resources, Inc., a Nevada corporation (the “Company”) received a cease trade order (the “Cease Trade Order”) from the British Columbia Securities Commission (the “BCSC”), which is limited to the Province of British Columbia, for not filing a technical report under Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) respecting certain previous disclosure regarding certain of our material property interests. The Cease Trade Order was originally issued as a result of the BCSC having reviewed the technical and scientific disclosure issued by the Company relating to its mineral exploration properties and having determined that the disclosure made by the Company required the Company to draft and file with the BCSC a National Instrument 43-101 technical report on its Nigerian property. As a consequence of the Cease Trade Order, the Company engaged legal counsel in connection with this matter in order to determine the exact manner in which the Company would be able to satisfy the requirements of NI 43-101, as required by the parameters as set forth for foreign issuers under Canadian National Instrument 71-102 Continuous Disclosure and Other Exemptions relating to Foreign Issuers.

On approximately March 10, 2010, the Company received an order for production from the BCSC with regards to production of certain documents under Section 141 of the Securities of, RSBC 1996, c. 418. The Company responded fully to the BCSC and submitted all requested documentation.

On May 19, 2010, the Company issued a news release retracting its previous disclosure on the Nigerian properties explaining its failure to file the technical report and updating and correcting its technical disclosure on the Company’s Vilcoro property in Peru. In addition, the Company announced in a news release dated May 25, 2010 and Current Report on Form 8-K that it had settled the legal proceedings relating to the Vilcoro property.

The BCSC revoked the Cease Trade Order and, therefore, effective opening of trading on May 31, 2010, trading in the shares of the Company in the Province of British Columbia resumed.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1 News Release dated May 31, 2010 from Geneva Resources Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GGENEVA RESOURCES, INC.
Date: June 1, 2010	/s/ MARCUS JOHNSON ___________________________________ Name: Marcus Johnson Title: President/Chief Executive Officer